UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 31, 2018

Nationstar Mortgage Holdings Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35449	45-2156869
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8950 Cypress Waters Boulevard

Coppell, Texas 75019

(Address of Principal Executive Offices)

(469) 549-2000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note.

As previously disclosed in the Current Report on Form 8-K filed on February 13, 2018 with the U.S. Securities and Exchange Commission (“SEC”) by Nationstar Mortgage Holdings Inc., a Delaware corporation (“Nationstar”), Nationstar entered into the Agreement and Plan of Merger (the “Merger Agreement”) on February 12, 2018 with WMIH Corp., a Delaware corporation (“WMIH”), and Wand Merger Corporation, a Delaware corporation and a wholly owned subsidiary of WMIH (“Merger Sub”), providing for the merger of Merger Sub with and into Nationstar with Nationstar continuing as the surviving corporation and a wholly owned subsidiary of WMIH (the “Merger”).

Item 1.01 Entry into a Material Definitive Agreement.

On July 31, 2018, upon the consummation of the Merger, Nationstar, certain subsidiaries of Nationstar (the “Subsidiary Guarantors”) and Wells Fargo Bank, National Association (the “Trustee”), entered into a supplemental indenture (the “Completion Date Supplemental Indenture”) to the Indenture, dated as of July 13, 2018 (as supplemented, the “New Notes Indenture”), among Merger Sub, WMIH and the Trustee, governing the 8.125% Senior Notes due 2023 (the “2023 Notes”) and 9.125% Senior Notes due 2026 (the “2026 Notes” and, together with the 2023 Notes, the “New Notes”), initially issued by Merger Sub, pursuant to which Nationstar assumed Merger Sub’s obligations under the New Notes and the New Notes Indenture and the Subsidiary Guarantors agreed to guarantee, jointly and severally with WMIH, on a senior unsecured basis, all of Nationstar’s obligations under the New Notes and the New Notes Indenture. As of July 31, 2018, there was $950,000,000 aggregate principal amount of the 2023 Notes and $750,000,000 aggregate principal amount of the 2026 Notes outstanding. The New Notes Indenture was previously filed as Exhibit 4.1 to WMIH’s Current Report on Form 8-K, filed with the SEC on July 13, 2018.

On July 31, 2018, upon the consummation of the Merger, WMIH and the Trustee entered into (x) a supplemental indenture (the “2021 Notes Supplemental Indenture”) to the Indenture, dated as of February 7, 2013 (as amended and supplemented, the “2021 Notes Indenture”), among Nationstar Mortgage LLC and Nationstar Capital Corporation (the “Existing Notes Issuers”), Nationstar and other guarantors party thereto and the Trustee, relating to the Existing Notes Issuers’ 6.500% Senior Notes due 2021 (the “2021 Notes”), and (y) a supplemental indenture (the “2022 Notes Supplemental Indenture”) to the Indenture, dated as of May 31, 2013 (as amended and supplemented, the “2022 Notes Indenture” and, together with the 2021 Notes Indenture, the “Existing Notes Indenture”), among the Existing Notes Issuers, Nationstar and other guarantors party thereto and the Trustee, relating to the Existing Notes Issuers’ 6.500% Senior Notes due 2022 (the “2022 Notes” and, together with the 2021 Notes, the “Existing Notes”), pursuant to which WMIH agreed to guarantee, jointly and severally with Nationstar and other guarantors party thereto, on a senior unsecured basis, all of the Existing Notes Issuers’ obligations under the Existing Notes and the Existing Notes Indenture. As of June 30, 2018, there was $591,600,000 aggregate principal amount of the 2021 Notes and $205,955,000 aggregate principal amount of the 2022 Notes outstanding. The 2021 Notes Indenture and the 2022 Notes Indenture were each filed as Exhibit 4.10 and Exhibit 4.12 to Nationstar’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, filed with the SEC on March 2, 2018.

In addition, in connection with the Merger, Nationstar entered into an Amendment to its Second Amended and Restated 2012 Incentive Compensation Plan (the “Plan”) (the “2012 Plan Amendment”) to reflect that awards under the Plan relate to shares of WMIH common stock and to adjust the number of shares that may be issued under the Plan and the number of shares subject to individual awards, in each case, by the exchange ratio set forth in the Merger Agreement.

The foregoing description of each of the Completion Date Supplemental Indenture, the 2021 Notes Supplemental Indenture and the 2022 Notes Supplemental Indenture is qualified in its entirety by reference to the full text of the Completion Date Supplemental Indenture, the 2021 Notes Supplemental Indenture and the 2022 Notes Supplemental Indenture, as the case may be, a copy of which is filed as Exhibit 4.1, Exhibit 4.2 and Exhibit 4.3 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01.

The 2012 Plan Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01.

Item 1.02 Termination of a Material Definitive Agreement.

In connection with the Merger, on July 16, 2018, the Trustee, on behalf of the Existing Notes Issuers, provided notices of redemptions with respect to (x) all outstanding 9.625% Senior Notes due 2019 (the “2019 Notes”), issued by the Existing Notes Issuers pursuant to the Indenture, dated as of April 25, 2012 (as amended and supplemented, the “2019 Notes Indenture”), among the Existing Notes Issuers, the guarantors party thereto and the Trustee, and (y) all outstanding 7.875% Senior Notes due 2020 (the “2020 Notes”), issued by the Existing Notes Issuers pursuant to the Indenture, dated as of September 24, 2012 (as amended and supplemented, the “2020 Notes Indenture”), among the Existing Notes Issuers, the guarantors party thereto and the Trustee. The 2019 Notes and the 2020 Notes will be redeemed on August 15, 2018 (the “Redemption Date”) at a redemption price (the “Redemption Price”) of (A) in the case of the 2019 Notes, 100% of the principal amount thereof, and (B) in the case of the 2020 Notes, 101.969% of the principal amount thereof, in each case, plus accrued and unpaid interest to the Redemption Date. In addition, all of the outstanding 6.500% Senior Notes due 2018 (the “2018 Notes”) issued by the Existing Notes Issuers pursuant to the Indenture, dated as of July 22, 2013 (as amended and supplemented, the “2018 Notes Indenture”), among the Existing Notes Issuers, the guarantors party thereto and the Trustee will become due and payable on August 1, 2018, the final maturity date of the 2018 Notes.

On July 31, 2018, Merger Sub deposited with the Trustee funds sufficient to pay (i) on August 1, 2018, all of the outstanding aggregate principal amount of the 2018 Notes and accrued and unpaid interest thereon to August 1, 2018 and (ii) on August 15, 2018, the Redemption Price of the 2020 Notes, and on the same date, the Existing Notes Issuers satisfied and discharged all of their and related guarantors’ obligations under the 2018 Notes and the 2018 Notes Indenture and the 2020 Notes and the 2020 Notes Indenture, respectively. The Existing Notes Issuers expect to deposit, or cause to be deposited, funds sufficient to pay the Redemption Price of the 2019 Notes and satisfy and discharge all of their obligations and related guarantors’ obligations under the 2019 Notes and the 2019 Notes Indenture on or prior to the Redemption Date.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On July 31, 2018, pursuant to the Merger Agreement, Merger Sub was merged with and into Nationstar, with Nationstar continuing as the surviving corporation and a wholly owned subsidiary of WMIH following the Merger.

Pursuant to the terms of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of Nationstar common stock, par value $0.01 per share (each, a “Share”), issued and outstanding immediately prior to the Effective Time (other than Shares owned, directly or indirectly, by Nationstar, WMIH or Merger Sub or by any Nationstar stockholder who properly exercises and perfects appraisal of his, her or its Shares under Delaware law) was converted into the right to receive, subject to automatic proration and adjustment, either (i) if the holder of such Share made a valid cash election, $18.00 in cash (the consideration described in this clause (i), the “Cash Election Consideration”), or (ii) if the holder of such Share made a valid stock election (or failed to make a valid election), 12.7793 shares of common stock of WMIH, par value $0.00001 per share (the consideration described in this clause (ii), the “Stock Election Consideration” and, together with the Cash Election Consideration, the “Merger Consideration”). Based on the preliminary election results previously announced by Nationstar and WMIH on July 27, 2018, the Cash Election Consideration will be subject to automatic proration and adjustment, as described in the Merger Agreement and in the definitive joint proxy statement/prospectus dated May 31, 2018, filed by WMIH with the SEC on June 1, 2018, as amended and supplemented from time to time, to ensure that the total amount of cash paid (excluding cash paid in lieu of fractional shares) equals exactly $1,225,885,248.00. The Stock Election Consideration will not be prorated. After the final merger consideration election results are determined, the final allocation and proration of Merger Consideration will be calculated in accordance with the terms of the Merger Agreement.

The foregoing description of the Merger and the Merger Agreement does not purport to be a complete description and is qualified in all respects by reference to the Merger Agreement, which was filed as Exhibit 2.1 to Nationstar’s Current Report on Form 8-K filed with the SEC on February 13, 2018, and is incorporated by reference reference into this Item 2.01. The information set forth in the Introductory Note and Item 3.01 of this Current Report is incorporated by reference into this Item 2.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report is incorporated by reference into this Item 2.03.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the closing of the Merger, on July 31, 2018, Nationstar notified the New York Stock Exchange (“NYSE”) of the consummation of the Merger, and all Shares, which traded under the symbol “NSM”, were suspended from trading on NYSE prior to the opening of trading on July 31, 2018. Nationstar also requested that NYSE file a notification of removal from listing and registration on Form 25 to effect the delisting of the Shares from NYSE and the deregistration of the Shares under Section 12(b) of the Securities and Exchange Act of 1934 (the “Exchange Act”) with the SEC.

In addition, on July 31, 2018, Nationstar notified NYSE of its intention to voluntary delist the 2022 Notes from NYSE. Taking into account, among other things, the significant legal, accounting, administrative and other direct and indirect costs associated with maintaining a listing on NYSE, the board of directors of Nationstar determined that following the closing of the Merger, it is in the best interests of Nationstar to delist the 2022 Notes from NYSE and to deregister the 2022 Notes from Section 12(b) of the Exchange Act as soon as practicable. Nationstar intends to file a Form 25 with the SEC to effect the delisting and deregistration of the 2022 Notes on August 13, 2018, and it is expected that the last day that the 2022 Notes will trade on the NYSE will be August 23, 2018. After the delisting and deregistration, holders of the 2022 Notes will continue to receive interest payments through the Trustee, and the 2022 Notes will continue to be traded over-the-counter. Nationstar has not made arrangements for the listing and/or registration of the 2022 Notes on another national securities exchange or quotation medium.

Nationstar intends to file with the SEC (A) certifications on Form 15 under the Exchange Act to request deregistration of the Shares under Section 12(g) of the Exchange Act and the suspension of Nationstar’s reporting obligations under Sections 13 and 15(d) of the Exchange Act as soon as practicable on or following August 10, 2018; (B) certifications on Form 15 under the Exchange Act to request the suspension of Nationstar’s reporting obligations under Sections 13 and 15(d) of the Exchange Act with respect to the 2022 Notes as soon as practicable on or following August 23, 2018; and (C) certifications on Form 15 under the Exchange Act to request the suspension of Nationstar’s reporting obligations under Section 15(d) of the Exchange Act with respect to the 2018 Notes, the 2019 Notes, the 2020 Notes and the 2021 Notes as soon as practicable on or following July 31, 2018.

The information set forth in the Introductory Note and Item 2.01 of this Current Report is incorporated by reference into this Item 3.01.

Item 3.03 Material Modification to Rights of Security Holders.

As a result of the Merger, each issued and outstanding Share was cancelled and each holder of Shares ceased to have any rights as a stockholder of Nationstar other than the right to receive the Merger Consideration as set forth in the Merger Agreement.

The information set forth in the Introductory Note and Items 2.01, 3.01 and 5.03 of this Current Report is incorporated by reference into this Item 3.03.

Item 5.01 Changes in Control of Registrant.

On July 31, 2018, a change in control of Nationstar occurred when Merger Sub merged with and into Nationstar, with Nationstar surviving the Merger as a direct, wholly owned subsidiary of WMIH.

The information set forth in the Introductory Note and Items 2.01 and 5.02 of this Current Report is incorporated by reference into this Item 5.01.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Directors

In connection with the closing of the Merger and pursuant to the Merger Agreement, each of the directors of Nationstar resigned as of the Effective Time. The members of Nationstar’s board of directors immediately prior to the Effective Time were: Jay Bray, Robert Gidel, Roy Guthrie, Brett Hawkins and Michael D. Malone.

Election of Directors

As of the Effective Time, the directors of Merger Sub immediately prior to Effective Time became the directors of Nationstar as a result of the Merger. The directors of Merger Sub immediately prior to the Effective Time were: Charles E. Smith and Thomas L. Fairfield. Immediately following the Effective Time, Charles E. Smith and Thomas L. Fairfield resigned from the board of directors of Nationstar. Following their resignation, WMIH, as the sole stockholder of Nationstar, appointed Jay Bray and Amar Patel as directors of Nationstar.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the terms of the Merger Agreement, effective as of the Effective Time, the certificate of incorporation of Nationstar was amended and restated in its entirety and the bylaws of Merger Sub, as in effect immediately prior to the Effective Time, became the bylaws of Nationstar as the surviving corporation in the Merger, except that all references to Merger Sub were replaced with the name of Nationstar.

Copies of the Nationstar’s second amended and restated certificate of incorporation and amended and restated bylaws are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated by reference into this Item 5.03.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of February 12, 2018, among Nationstar Mortgage Holdings, Inc., WMIH Corp. and Wand Merger Corporation (incorporated herein by reference to Exhibit 2.1 to Nationstar’s Current Report on Form 8-K filed February 13, 2018)

3.1	Second Amended and Restated Certificate of Incorporation of Nationstar Mortgage Holdings Inc.

3.2	Amended and Restated Bylaws of Nationstar Mortgage Holdings Inc.

4.1	Supplemental Indenture, dated as of July 31, 2018, among Nationstar Mortgage Holdings Inc., the guarantors thereto and Wells Fargo Bank, National Association, as trustee, relating to the 8.125% Senior Notes due 2023 and 9.125% Senior Notes due 2026

4.2	Supplemental Indenture, dated as of July 31, 2018, between WMIH Corp. and Wells Fargo Bank, National Association, as trustee, relating to the 6.500% Senior Notes due 2021

4.3	Supplemental Indenture, dated as of July 31, 2018, between WMIH Corp. and Wells Fargo Bank, National Association, as trustee, relating to the 6.500% Senior Notes due 2022

10.1*	Amendment to the Nationstar Mortgage Holdings Inc. Second Amended and Restated 2012 Incentive Compensation Plan

*	Management Contract, Compensatory Plan or Arrangement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nationstar Mortgage Holdings Inc.

By:	/s/ Amar Patel
Amar Patel Chief Financial Officer

Date: July 31, 2018